VONTOBEL EASTERN EUROPEAN EQUITY FUND
(VEEEX)
Investment Commentary

Markets and Companies
During the second quarter of 2004, the Vontobel Eastern European Equity Fund returned a negative 4.52%, compared to a drop of 5.71% by the benchmark. For a three year period, Morningstar* ranked the fund third in the US among 147 funds in the European Stock category, and awarded it a five-star rating. Due to its broad diversification and value investment style, the fund's risk profile is much lower than that of many other Eastern European funds. Consequently, the fund declined only moderately in a phase when the Russian stock market lost 30% of its value!

In the second quarter we saw a major crash in the Russian market. Yukos, a worldwide producer and distributor of oil and petroleum products, had their assets frozen by the government in order to secure its tax penalties from the company. Several banks increased their requirement for collateral to secure their loans to Yukos, as bankruptcy concerns were heightened. Fear of an increase in US interest rates caused a rise in global risk averseness and China took steps to cool down its overheating economy; causing prices of raw materials to decline. Finally Yukos announced that if their assets remain frozen and the US$ 3.4 billion tax claim by the government must be paid, the company may go bankrupt. Only by the end of the quarter did we see the stock rebound, after president Putin said that bankruptcy for the company was not in the best interest of the government. It seems that the Yukos situation is entering its final stage now. We believe that--in the end--the former CEO, Khodorkovsky, will forfeit his shares to the government and Yukos will not have to file for bankruptcy. It is likely that the government's intention has been to destroy Khodorkovsky but not the positive investment climate for foreign investors that Putin created in the last four years. Due to the high price of oil, we think a short-term rebound of the Russian market is likely in the near future. We have moderately increased our positions in Russia, but would sell again on higher levels. During the crash of the market we had a 20% underweight position in the country.

Contrary to Russia, Central European markets have been stable and are even showing small gains during the second quarter of 2004. The EU entry on May 1st was just another step toward the Euro adoption's final goal. With their low wages and tax rates, new EU member states are attracting strong FDI inflows and the years preceding the Euro introduction look particularly rosy. Over the last half year, Central Europe has outperformed Russia. We think that a trend reversal is building against the Russian market. Therefore, we keep our underweight position in Russia and the fund's focus clearly remains on


*For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Rating metrics. Ratings are as of 3.31.04.

Vontobel Eastern European Equity Fund
the Euro convergence area. Until the Euro is introduced in the new EU countries (around the year 2009) there is a unique window of opportunity to invest in these countries and benefit from the likely convergence rally. In Central Europe, the earnings season for the first quarter was marked by good corporate results. After their entry into the EU most countries have shown stable economic and political environments. We are very optimistic for Central Europe in the next few years, unless a global economic crisis upsets the otherwise healthy background. In Hungary, the government and the drug companies finally found an agreement on drug prices and subsidies, which helped the pharmaceutical stocks that we purchased at lower levels. In Poland Marek Belka was finally confirmed as prime minister and political stability is reestablished for now.

Most markets in Central and Eastern Europe demonstrated moderate movements in the second quarter with the exception of Turkey. Due to the global decline in emerging markets' assets, Turkish shares and the Turkish currency fell sharply. The fund had no position in Turkey, as we felt that the market was too expensive. We think it is still too early to invest in Turkey, despite the recent decline.

Please refer to the table below summarizing the performances of the Eastern European markets and currencies as compared to major western markets.

                             Perf. Index            Perf. Curr.  Perf. Index
      Index      Country   (loc. curr., %) Currency (vs. USD, %)  (USD, %)
   S&P 500      USA               0.9        USD         0.0          0.9
   Dow Jones    USA               0.5        USD         0.0          0.5
   Nasdaq Comp. USA               2.0        USD         0.0          2.0
   Stoxx50      EU                1.5        EUR        -1.3          0.2
   SMI          Schweiz           1.2        CHF         1.0          2.2
   ATX          Austria           6.7        EUR        -1.3          5.4
   DAX          Germany           5.5        EUR        -1.3          4.2
   Nikkei       Japan             1.2        JPY        -4.2         -3.0
   -------------------------------------------------------------------------
   BUX          Hungary           5.4        HUF        -2.6          2.9
   IRTS         Russia          -23.4        USD         0.0        -23.4
   WIG          Poland            0.5        PLN         3.8          4.3
   PX50         Czech Rep.       -3.4        CZK         2.1         -1.3
   XU100        Turkey          -12.2        TRL       -11.8        -24.0
   TA25         Israel            6.3        ILS         0.7          7.1
   ATG          Greece           -1.3        EUR        -1.3         -2.6
   SBI          Slovenia          1.2        SIT        -1.9         -0.7
   BET          Romania           2.5        ROL        -0.3          2.2
   Tallin SE    Estonia           2.6        EEK        -1.3          1.3

Source: Reuters. As of 6.30.04

Vontobel Eastern European Equity Fund

New or Increased Positions
We sold Yukos (Russia/Oil) shares in April at USD 54.8 and bought them back at the end of May at USD 30.6. Yukos will probably have to pay USD 3.4 billion in back taxes and penalties, but the company will not go bankrupt, as announced by president Putin. The long-term fair value of the company is much higher than the current share price; therefore, we have reestablished a position even if volatility remains high in the coming weeks.

Globe Trade Center (Poland/Real Estate) is developing and renting commercial real estate in Central and Eastern Europe. Real estate prices are expected to increase in the coming years, in line with falling interest rates and Euro-convergence. We are also positioning our portfolio rather defensively, as we are not convinced about a strong global economy. With Globe Trade Center we have an investment that offers solid returns combined with the additional growth that is offered by the under-developed real estate markets in Eastern Europe.

Closed or Trimmed Positions
OTP Bank (Hungary/Banks), was our largest position in the fund. It has outperformed strongly and has come close to our estimate of fair value. Therefore, we have reduced the position by 3%. The company is one of the best managed, fastest growing in Eastern Europe, and we would aggressively buy it again at lower prices. With its acquisitions in Slovakia and Bulgaria, OTP provides an access to these two fast growing, liberal economies.

Like OTP, MOL Magyar Olaj (Hungary/Oil), has been a large position in the fund and it has increased sharply. After reaching its fair value, we reduced the position by 3%. MOL could face a potential share overhang, as the government and one major shareholder could sell shares on the market. Conversely, MOL will sell its gas business, which will free up funds for its strong growth in the oil business. The company made acquisitions in Slovakia and Ex-Yugoslavia, both strongly growing markets. We remain positive for the company and would buy it again at lower levels.

Portfolio Manager Reflections
The Eastern European Equity Fund returned 14.95% in the first half of 2004, vs. the benchmark at 14.54%. We are value conscious investors, and it is our policy not to invest in illiquid and high risk businesses. Vontobel ensures that the positions in different countries and sectors are well balanced and risk is broadly diversified. As a result, the fund has one of the lowest risk levels within its peer group.

In the second quarter of 2004, the highest risk stocks have been the worst performers worldwide. In Eastern Europe, Russia and Turkey have been hit the hardest. In Russia, the fund was 20% underweight; in Turkey we did not hold any position. We believe that after the US elections, there will be a slowdown in global growth and the still expensive high-risk assets will continue to correct. Therefore, we hold very few risky stocks and have positioned the fund quite defensively.

Going forward into 2004, we remain skeptical about the Russian market. In addition to the high political risks, there are several fundamental factors that could hurt the Russian raw materials exporting industries; i.e.: (a) the decline of the US dollar (b) the rise of the Ruble in real terms that increases costs for companies (c) a possible fall in oil prices if Iraq is successful in delivering more oil to the world market.

Vontobel Eastern European Equity Fund

Most of our investments will continue to be in countries aligned to join the EU around 2009. The Euro convergence process is a very powerful driver for these countries' economies and stock markets. In line with declining interest rates, we see more and more money going into these stock markets. The low valuation of their stocks with an average P/E of 11.0 further justifies our belief in the continuing strong performance of the fund. We recommend investment in Eastern European equities as integration into the European Union and adoption of the Euro is well under way in the region. Existing EU members like Spain, Portugal and Greece have shown that until the adoption of the Euro (approx. 2009), equities should produce strong returns. The convergence rally of these countries lasted roughly four years before the Euro was introduced. For Eastern Europe, these years are just around the corner.

Gunter Faschang

Fund Holdings Mentioned in Commentary as of June 30, 2004

                                        % of Representative
                     Security Name                  Account
                     --------------------------------------
                     Globe Trade Center               1.57%
                     MOL Magyar Olaj                  3.89%
                     OTP Bank                         4.85%
                     Yukos                            3.63%
                     Zentiva                          0.00%

Vontobel Eastern European Equity Fund

                     VONTOBEL EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 2004
                                  (Unaudited)

       Number
       of
       Shares  Security Description                          Market Value
       ------- --------------------                          ------------

               Common Stocks:                         91.13%

               Austria:                                7.79%
        10,000 Bank Austria Creditanstalt                    $    587,076
         7,000 Erste Bank Der Oester Spar*                      1,147,880
       133,000 Immoeast Immobilien*                             1,061,060
                                                             ------------
                                                                2,796,016
                                                             ------------

               Bulgaria:                               2.21%
        65,000 Equest Invest Bulgaria*                            791,700
                                                             ------------

               Croatia:                                1.91%
        46,040 Pliva D D GDR                                      683,694
                                                             ------------

               Czech Republic:                        14.20%
       140,000 Ceske Energticke Zavody AS CEZ                     982,568
       136,000 Cesky Telecom                                    1,664,142
         1,200 Komercni Banka                                   1,346,607
        12,900 Komercni Banka AS Sponsored ADR*                   483,750
           400 Philip Morris CR                                   244,116
       131,700 Unipetrol*                                         374,248
                                                             ------------
                                                                5,095,431
                                                             ------------

               Estonia:                                5.14%
       219,200 Hansabank Ltd                                    1,842,201
                                                             ------------

               Hungary:                               19.70%
        13,400 Delmagyarorszagi Aramsz Sponsored GDR*             142,710
        12,864 Demasz RT                                          692,955
        24,000 Egis Gyogysergyar                                1,065,709
         1,340 Gedeon Richter Ltd GDR Reg S                       134,938
         9,000 Richter Gedeon Vegyeszeti                          904,106
        27,000 Magyar Olay Es Gazipari RT                       1,075,099
         8,000 MOL Magyar Olay GDR Reg S                          312,000
        12,050 Matav RT ADR                                       244,736

Vontobel Eastern European Equity Fund

         Number
         of
         Shares  Security Description                      Market Value
         ------- --------------------                      ------------

                 Hungary (continued):
         173,650 Matav RT Regd Shares                         695,240
          50,000 OTP Bank                                   1,021,547
          18,850 OTP Bank GDR Reg S                           777,563
                                                            ---------
                                                            7,066,603
                                                            ---------

                 Poland:                            13.81%
         235,995 Bank Millennium*                             182,354
          27,230 Bank Polska Kasa Opieki                      908,574
          25,000 Bank Polska Kasa Opieki SA                   827,500
          19,798 Budimex SA*                                  233,213
          18,200 Globe Trade Centre SA*                       560,560
          12,000 Polski Koncern Nafto GDR*                    191,160
          38,100 Polski Koncern Naftowy*                      306,752
         422,000 Telekomunikacja Polska SA                  1,744,414
                                                            ---------
                                                            4,954,527
                                                            ---------

                 Russia:                            21.05%
          21,000 Golden Telecom Inc.                          590,940
          13,300 JSC Mining & Smelting SP ADR*                724,850
          14,000 Lukoil Oil Co Sponsored ADR                1,456,000
         102,100 Novy Neft Limited*                         1,467,688
          22,000 Unified Energy System Russia S GDR           572,000
          15,000 Vimpel Communications Spon ADR*            1,446,750
          40,710 Yukos Corp Sponsored ADR *                 1,294,578
                                                            ---------
                                                            7,552,806
                                                            ---------

                 Slovenia:                           1.21%
           1,250 KRKA*                                        432,642
                                                            ---------

                 Sweden:                             4.12%
         107,450 Vostok Nafta Investment*                   1,477,491
                                                            ---------

Vontobel Eastern European Equity Fund

                                                        Market Value
           -   -                                        ------------
               Total Investments
               (Cost: $26,444,234)**             91.13% $32,693,111
               Other assets, net of liabilities   8.87%   3,182,194
                                                ------- -----------
               Net Assets                       100.00% $35,875,305
                                                ======= ===========

 * Non-income producing
** Cost for Federal income tax purposes is $26,444,234 and net unrealized appreciation consists of:

Gross unrealized appreciation $5,409,075
Gross unrealized depreciation    839,802
                              ----------
Net unrealized appreciation   $6,248,877
                              ==========

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depositary Receipts.
GDS - Security represented is held by the custodian bank in the form of Global Depositary Shares.

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

Assets
Investments at value (identified cost of $26,444,234) (Notes 1 & 3)                           $ 32,693,111
Cash (including foreign currencies at value)                                                     2,746,753
  Receivables:
    Capital stock sold                                                               $ 14,732
    Securities sold                                                                   288,199
    Dividends                                                                         134,346
                                                                                     --------
                                                                                                   437,277
  Other assets                                                                                      62,471
                                                                                              ------------
Total Assets                                                                                    35,939,612
                                                                                              ------------
Liabilities
  Payables:
    Capital stock redeemed                                                              1,365
    Securities purchased                                                               26,734
                                                                                     --------
                                                                                                    28,099
  Investment management fees                                                                        34,062
  Accrued expenses                                                                                   2,146
                                                                                              ------------
Total Liabilities                                                                                   64,307
                                                                                              ------------
Net Assets                                                                                    $ 35,875,305
                                                                                              ============
Net Assets - Class A Shares                                                                   $ 35,855,520
                                                                                              ============
Net Asset Value and Redemption Price Per Class A Share (Note 2)
 ($35,855,520/2,440,044 shares outstanding)                                                   $      14.69
                                                                                              ============
Maximum Offering Price Per Share ($14.69 x 100/94.25)                                         $      15.59
                                                                                              ============
Net Assets - Class C Shares                                                                   $     19,785
                                                                                              ============
Net Asset Value, Redemption and Offer Price Per Share
 ($19,785/1,368 shares outstanding)                                                           $      14.46
                                                                                              ============
At June 30, 2004 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:
Paid in capital                                                                               $ 68,090,275
Accumulated net investment loss                                                                    (97,926)
Net unrealized appreciation of investments and
foreign currency transactions                                                                    6,222,356
Accumulated net realized loss on investments and
foreign currency transactions                                                                  (38,339,400)
                                                                                              ------------
Net Assets                                                                                    $ 35,875,305
                                                                                              ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Six months ending June 30, 2004 (Unaudited)

Investment Income:
Dividend (Net of foreign tax withheld of $72,118 )                           $378,167
 Interest income                                                                7,375
                                                                             --------
Total investment income                                                               $   385,542
                                                                                      -----------
Expenses:
 Investment management fees (Note 2)                                          261,009
 12b-1 fees Class C                                                                54
 Recordkeeping and administrative services (Note 2)                            41,756
 Custodian and accounting fees                                                 28,712
 Transfer agent fees (Note 2)                                                  48,041
 Shareholder servicing and reports (Note 2)                                    37,006
 Legal and audit fees                                                          41,905
 Filing and registration fees (Note 2)                                          8,442
 Other                                                                         16,543
                                                                             --------
 Total expenses                                                                           483,468
                                                                                      -----------
Net investment loss                                                                       (97,926)
                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
 Net realized gain on investments                                                       8,459,489
 Net realized loss on foreign currency conversions                                       (221,574)
 Net change in unrealized appreciation of investments and foreign currencies           (3,184,432)
                                                                                      -----------
 Net gain on investments                                                                5,053,483
                                                                                      -----------
 Net increase in net assets resulting from operations                                 $ 4,955,557
                                                                                      ===========

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                              Six months Ended
                                                               June 30, 2004       Year Ended
                                                                (unaudited)    December 31, 2003*
                                                              ---------------- ------------------
OPERATIONS
 Net investment loss                                            $   (97,926)      $  (253,403)
 Net realized gain on investments and foreign currency
  transactions                                                    8,237,915         4,279,659
 Change in unrealized gain on investments and foreign
  currencies                                                     (3,184,432)        7,700,036
                                                                -----------       -----------
 Net increase in net assets resulting from operations             4,955,557        11,726,292
CAPITAL SHARE TRANSACTIONS**
 Net increase (decrease) in net assets resulting from capital
  share transactions - Class A                                   (7,747,194)        8,017,533
 Net increase in net assets resulting from capital share
  transactions - Class C*                                            14,834             6,126
                                                                -----------       -----------
 Net increase (decrease) in net assets                           (2,776,803)       19,749,951
 Net assets at beginning of period                               38,652,108        18,902,157
                                                                -----------       -----------
NET ASSETS at end of period                                     $35,875,305       $38,652,108
                                                                ===========       ===========

* Commencement of operations for Class C shares was January 9, 2003. **A summary of capital share transactions follows:

                              Six months Ended
                                June 30, 2004              Year Ended
                                 (unaudited)            December 31, 2003
                          ------------------------  ------------------------
                            Shares        Value       Shares        Value
  Class A shares          ----------  ------------  ----------  ------------
  Shares sold                636,760  $  9,341,702   1,902,067  $ 19,047,810
  Shares redeemed         (1,206,252)  (17,088,896) (1,095,715)  (11,030,277)
                          ----------  ------------  ----------  ------------
  Net increase (decrease)   (569,492) $ (7,747,194)    806,352  $  8,017,533
                          ==========  ============  ==========  ============

                              Six months Ended
                                June 30, 2004             Period Ended
                                 (unaudited)           December 31, 2003*
                          ------------------------  ------------------------
                            Shares        Value       Shares        Value
  Class C shares          ----------  ------------  ----------  ------------
  Shares sold                  1,025  $     14,834         343  $      6,126
  Shares redeemed                 --            --          --            --
                          ----------  ------------  ----------  ------------
  Net increase                 1,025  $     14,834         343  $      6,126
                          ==========  ============  ==========  ============

See notes to financial statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 Class A Shares                               Class C Shares
                        ---------------------------------------------------------------  ----------------------
                        Six Months                                                       Six Months
                           Ended                                                            Ended       Period
                         June 30,                 Years Ended December 31,                June 30,      Ended
                           2004     ---------------------------------------------------     2004     December 31,
                        (unaudited)   2003      2002     2001        2000        1999    (unaudited)    2003*
                        ----------- --------  -------  -------  --------       --------  ----------- ------------
Per Share Operating
 Performance
Net asset value,
 beginning of period     $  12.84   $   8.58  $  7.12  $  7.69  $   9.32       $   8.14    $ 12.70     $   8.61
                         --------   --------  -------  -------  --------       --------    -------     --------
Income from
 investment
 operations -
  Net investment loss      (0.04)      (0.08)   (0.13)   (0.07)    (0.21)/(1)/    (0.20)     (0.04)       (0.27)
  Net realized and
   unrealized gain
   (loss) on
   investments               1.89       4.34     1.59    (0.50)    (1.42)          1.38       1.80         4.36
                         --------   --------  -------  -------  --------       --------    -------     --------
Total from investment
 operations                  1.85       4.26     1.46    (0.57)    (1.63)          1.18       1.76         4.09
                         --------   --------  -------  -------  --------       --------    -------     --------
Net asset value,
 end of period           $  14.69   $  12.84  $  8.58  $  7.12  $   7.69       $   9.32    $ 14.46     $  12.70
                         ========   ========  =======  =======  ========       ========    =======     ========

Total Return               14.44%     49.65%   20.51%   (7.41%)  (17.49%)        14.50%     13.88%       47.50%

Ratios/Supplemental
 Data
Net assets, end of
 period (000's)          $ 35,856   $ 38,648  $18,902  $15,070  $ 19,232       $ 33,644    $    20     $      4
Ratio to average net
 assets -
  Expenses/(A)/             2.32%**    2.94%    3.23%    3.46%     2.81%          3.37%      2.32%        3.94%**
  Expenses - net/(B)/       2.32%**    2.94%    3.23%    3.38%     2.59%          3.26%      2.32%        3.94%**
  Net investment loss     (0.47%)**   (0.09%)  (1.62%)  (0.95%)   (1.76%)        (2.35%)    (0.47%)      (1.90%)**
Portfolio turnover rate    44.61%    117.27%   85.90%   71.18%    85.97%        103.80%     44.61%      117.27%

 * Commencement of operations for Class C shares was January 9, 2003. ** Annualized

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

/(1)/ Based on average shares outstanding

See Notes to Financial Statements

Vontobel Eastern European Equity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2004 (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Vontobel Eastern European Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in February, 1996 as a series of VFI, which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date.

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations

Vontobel Eastern European Equity Fund

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are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. As of December 31, 2003, the Fund had capital loss carryforwards of $46,568,289 available to offset future capital gains, which expire between 2006 to 2010.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable, as discussed in Note 2.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). Pursuant to the Sub-Advisory Agreement, VAM provides CCM with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the average daily net assets of the Fund. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund.

CCM became the investment adviser on August 29, 2003, when the Investment Advisory Agreement was approved by the Fund's shareholders. Prior to August 29, 2003, investment advisory services were provided by VAM, under the same annual fee structure described above.

Vontobel Eastern European Equity Fund

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First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2004, FDCC received $13,789 in underwriting fees and commissions and $37,086 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $46,504 for its services for the six months ended June 30, 2004.

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $48,041 for its services for the six months ended June 30, 2004.

Certain officers and/or directors of the Fund are also officers and/or directors of Vontobel Asset Management, Inc., CCM, FDCC, CSS, and FSI.

3. INVESTMENTS/CUSTODY

Purchases and sales of securities other than short-term notes aggregated $16,383,840 and $25,585,264, respectively, for the six months ended June 30, 2004.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses. There were no distributions to shareholders for the six months ended June 30, 2004 or for the year ended December 31, 2003.

Vontobel Eastern European Equity Fund

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  [LOGO]
 VONTOBEL
Vontobel Fund Distributors
a division of First Dominion Capital Corp member form NASD
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone (800) 527-9500
                             Semi-Annual Report to
                                 Shareholders
                                 June 30, 2004

                                          Vontobel Eastern European Equity Fund

                                                 Series of Vontobel Funds, Inc.
                                                                  (the Company)
                                                    A Series Investment Company
Vontobel Funds, Inc.